>> >> Philip J. Koen Chief Executive Officer May 31, 2006 Introducing SAVVIS NASDAQ: SVVS Exhibit 99.1

>>
SAVVIS Proprietary & Confidential
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from SAVVIS’ expectations.  Certain factors that could affect actual results are set forth as risk factors in SAVVIS’ SEC reports and filings, including its annual report on Form 10-K for the year ended
December 31, 2005, as filed with the Securities and Exchange Commission on February 28, 2006, and all subsequent filings. The forward-looking statements in this document speak only as of the date of publication, April
24, 2006.  SAVVIS assumes no obligation to update or supplement forward-looking statements.
The presentation also includes references to certain non-GAAP financial measures that provide additional information for investors.  In compliance with the SEC’s Regulation G, SAVVIS’ press release and filing on Form 8-K of today, April 24, 2006, include both the rationale for why non-GAAP information is important in describing operating performance, and the full reconciliation with corresponding GAAP numbers.
Please Review SEC Filings
Please Review SEC Filings

>>
SAVVIS Proprietary & Confidential
Leader in IT infrastructure for business applications
Core Competency in Integrated Managed Hosting and Network Solutions
Global Service Infrastructure
»
1.4 million sq ft of space across 25 data centers in US, Europe, and Asia
»
Customer Service and Operations Centers in US, Europe, and Asia
»
Tier 1 ISP with international fiber backbone
»
IP-VPN platform with 21,000+ managed end points in 45 countries
»
5,200+ enterprise customers and 2,100+ employees worldwide
Financial Results and Guidance
$79 $667 2005
$100 – 110 $730 – 750 2006
Adjusted EBITDA
($M)
Revenue
($M)
Year
Key Facts
Key Facts

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

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SAVVIS Proprietary & Confidential
Staffing
»
Recruiting, developing, and maintaining key skills
Financial
»
High TCO and low ROI
Security
»
Incidents and privacy
Compliance
»
Expanding regulations, costs, and risks
The Problem with IT
The Problem with IT

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SAVVIS Proprietary & Confidential
SAVVIS Transformation Methodology
Data Centers
Cross Connects Power Space
Network Hosting Content
Professional Services
IP-VPN
Internet
Multicast
IP Transit
Bandwidth
Caching
Streaming
Workflow
Content Library
Content Management
Dynamic Capacity
IT Security & Operations
Monitoring & Management
Servers, Storage, & Devices
Monitoring
Management
Install & Test
Remote Hands
Security
Migrations
Compliance
Program Mgmt
SAVVIS – “Infrastructure as a Service”
SAVVIS – “Infrastructure as a Service”

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SAVVIS Proprietary & Confidential
Space & Power
Managed Hosting
Managed IP
ProServ
Consulting
Servers
Storage
Devices
Operations
Monitoring
Management
IP-VPN
Space & Power
Utility Hosting
Managed IP
ProServ
Consulting STM
Servers
Storage
Devices
Operations
Monitoring
Management
IP-VPN Internet
Dynamic Capacity
ProServ
Space & Power
Tier 1
Internet Access
Customer
Infrastructure
Monitoring
Management
Install & Test
Remote Hands
STM
Internet
Customer wants to
complement-
their IT
expertise
Customer wants to
maintain-
operations
Customer wants to
outsource-
their IT
environment
Customer wants
maximum performance,
scale, and value
SAVVIS Offers Choice and Flexibility
SAVVIS Offers Choice and Flexibility
Improved Performance, Value, & Scale for Customers
Space & Power
Tier 1
Internet Access
Customer
Infrastructure
Customer Owned
Customer Managed
SAVVIS Owned
SAVVIS Managed
SAVVIS Owned
SAVVIS Managed
Customer Owned
SAVVIS Managed

>>
SAVVIS Proprietary & Confidential
Customer Life Cycle
Customer Life Cycle
Customer Owned
Customer Managed
SAVVIS Owned
SAVVIS Managed
SAVVIS Owned
SAVVIS Managed
Customer Owned
SAVVIS Managed
Over 80% of new booked MRR comes from existing customers
$50/sq. ft
Up to
$250/sq. ft
Up to
$1000/sq. ft
Up to
$2000/sq. ft
* Inclusive of all services
Space & Power
Utility Hosting
Managed IP
ProServ
Consulting STM
Servers
Storage
Devices
Operations
Monitoring
Management
IP-VPN
ProServ
Space & Power
Tier 1
Internet Access
Customer
Infrastructure
Monitoring
Management
Install & Test
Remote Hands
Space & Power
Managed Hosting
Managed IP
ProServ
Consulting
Servers
Storage
Devices
Operations
Monitoring
Management
IP-VPN
Space & Power
Tier 1
Internet Access
Customer
Infrastructure
5x
20x
40x

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

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SAVVIS Proprietary & Confidential
Company
»
Fortune 100 global company with hundreds of business units
Business Requirement
»
Year 1 Need more high quality data center space, but want to avoid capital expense
»
Year 2 Drive to operational excellence and streamlined processes
»
Year 4 Reduce costs through managed services
»
Today Improve time to market, reduce roll-out time of apps and websites from months to weeks
SAVVIS Solution
»
Year 1 Colocation
»
Year 2 + ProServ
»
Year 4 + Managed security, backup, monitoring
»
Today + Utility servers and storage
Customer Scenario – Growth Continuum
Customer Scenario – Growth Continuum

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

W
W
W

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SAVVIS Proprietary & Confidential
Company
»
Fortune 100 global consumer products company
Business Requirement
»
Aggressively leverage the Web to target 14-25 year old buyers
»
Implement flexible capacity to support hundreds of interactive web sites
SAVVIS Solution
»
Utility servers, storage, network
»
Professional services and operations
»
Multiple data centers
»
“Dial-up and dial-down” IT infrastructure
»
5 year $40+ million contract
Customer Scenario –
Enterprise Compute Utility
Customer Scenario –
Enterprise Compute Utility

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SAVVIS Proprietary & Confidential
Sources:
Hosting forecast from “U.S. Web Hosting Services 2006-2010 Forecast” by IDC; May, 2006.
IP-VPN forecast from “U.S. IP VPN Services 2006-2010 Forecast” by IDC; May, 2006.
CDN forecast from Tier1 Research analysis delivered to SAVVIS in May, 2006.
Market Opportunity for SAVVIS
Market Opportunity for SAVVIS
16% 9,300 8,000 6,900
Hosting
37% 1,026 800 550
CDN
17% 14,273 12,291 10,464
Total
14% 3,947 3,491 3,014
IP-VPN
CAGR
2007
(US$ in Millions)
2006
(US$ in Millions)
2005
(US$ in Millions)
Market
The markets for SAVVIS services are large and growing

challengers
leaders
IBM
Savvis
AT&T
EDS
Rackspace
MCI
CSC
Navi Site
Data Return
Qwest
Inflow
Verio
SunGard
Veri Center
ability to execute
niche players
visionaries
completeness of vision

>>
SAVVIS Proprietary & Confidential
Source: Gartner Magic Quadrant for North American Web Hosting 2004
»
Unique hosting portfolio
spanning colocation, managed
hosting, and utility hosting
»
Unique integrated IT solutions
capability spanning networks,
security, content, hosting, and
professional services
SAVVIS Competitive Landscape
SAVVIS Competitive Landscape

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

SAVVIS

cbs SportsLine.com
NFL · NBA · MLB · NHL · NCAA Football · PGA TOUR · Autos · Tennis · More
Fantasy Football
VISA
FANTASY FOOTBALL
ALL GAMES
Available Now!
NFL
Correction: Portis not injured
Begin with a bang

>>
SAVVIS Proprietary & Confidential
Hosting:  $295M
SAVVIS Services – 2005 Revenues
SAVVIS Services – 2005 Revenues
Network:  $330M
MANAGED:  $212M UNMANAGED:  $118M
Content Distribution:  $42M
»
Colocation
»
Managed Hosting
»
Utility Hosting
»
Storage
»
App and O/S Management
»
Security
»
ProServ
»
IP-VPN
»
Multicast
»
Internet
»
Cross Connects
»
Bandwidth
»
IP Transit
»
Streaming
»
Caching
»
Content Management
»
Workflow

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

Financial

Media & Entertainment

Retail

Healthcare

Federal Government

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SAVVIS Proprietary & Confidential
SAVVIS Vertical Focus
SAVVIS Vertical Focus
»
Deutsche Bank
»
London Metals Exchange
»
MarketAxess
»
Merrill Lynch
»
Reuters
»
Scottrade
»
CBS Sportsline.com
»
Deluxe Laboratories
»
Discovery Communications
»
Fox Entertainment Group
»
J Walter Thompson
»
Technicolor
»
Albertson’s
»
Buy.com
»
EasyJet Airlines
»
eBay
»
Gucci
»
Loyalty Management UK
»
Advanced Bionics
»
American Dental Partners
»
Medtronic
»
Merck
»
Pfizer Health Solutions
»
Schering-Plough
»
Dept of the Treasury
»
General Services Admin
»
Voice of America / Radio Free
Europe
»
Computer Sciences Corp
»
Northrop Grumman
»
Raytheon

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY™

SAVVIS

CBS SportsLine.com
Fantasy Football
VISA
FANTASY FOOTBALL
ALL GAMES
Available Now!
Correction: Portis not injured
Begin with a bang

>>
SAVVIS Proprietary & Confidential
SAVVIS Growth Strategy
SAVVIS Growth Strategy
»
Drive the transition of unmanaged colocation customers to
managed hosting services
»
Position the SAVVIS network as a key element of an end-to-end integrated IT solution
»
Leverage our global infrastructure to target and grow multinational accounts
»
Position content management and distribution as a key element of an integrated business solution

>> Financial Overview

>>
SAVVIS Proprietary & Confidential
Diversified revenue; growth driven by core services
»
Double-digit growth in Hosting and Managed IP VPN
»
Visibility into revenue
•
Over 90% of revenue is recurring
•
Over 80% of new bookings from existing customers
•
Average contract length approximately two years
Adjusted EBITDA growing with improving margins
Operating cash-flow positive
Improving capital structure
Financial Highlights
Financial Highlights

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SAVVIS Proprietary & Confidential
Total Revenue
616.8
667.0
740.0
0
100
200
300
400
500
600
700
$800
2004 2005 2006 Outlook
(Midpoint)
Adjusted EBITDA
14.4
79.3
105.0
0
20
40
60
80
100
$120
2004 2005 2006 Outlook
(Midpoint)
Adjusted EBITDA Margin
»
2004: 2%
»
2005: 12%
»
2006 (Midpoint): 14%
Improving Revenue and Adjusted EBITDA
Improving Revenue and Adjusted EBITDA

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SAVVIS Proprietary & Confidential
Hosting revenue:  anticipated >$350 million in 2006
»
Significant growth opportunity from repricing colo
»
Strengthening adoption of managed hosting services
Managed IP VPN:  anticipated >$215 million in 2006
»
Selectively targeting global organizations
»
Offer clients reliability, security and global footprint
Revenue Growth Opportunity
Revenue Growth Opportunity

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SAVVIS Proprietary & Confidential
Grow revenue 10-15% annually
Target Adjusted EBITDA margin 25%
Target Adjusted EBITDA flow-through margin 40-50%
Long-term targets are subject to risks and uncertainties as described in SAVVIS’ Form 10-K filed with the U.S. Securities and
Exchange Commission.
Long-term Targets
Long-term Targets

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SAVVIS Proprietary & Confidential
Anticipated share count:  50 million shares of common, post-split and exchange
»
1-for-15 reverse split June 6
»
37 million to be issued in exchange for Preferred (late June/early July)
Paid down $16 million on revolving credit facility in Q1
»
Variable rate at 7.6% at 3/31/06
»
$42 million drawn; $32 million available
Subordinated note, 15% PIK, $267 million at 3/31/06
Debt to Adjusted EBITDA ratios solid
»
At 2006 outlook midpoint, total debt/Adjusted EBITDA 3.5x
»
Adjusted EBITDA/interest 2.0x; Adjusted EBITDA/cash interest 7.7x
Operating cash flow positive; $49.6 million cash at 3/31/06
Capital Structure Overview
Capital Structure Overview

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SAVVIS Proprietary & Confidential
2006 total revenue $730-750 million
»
Hosting revenue growth 20-25%
»
Managed IP VPN revenue growth 14-18%
»
Reuters contributing 12-13% of total revenue (vs. 15% in 2005)
2006 Adjusted EBITDA $100-110 million
2006 cash capital expenditures $60-70 million
»
~70% success-driven (revenue-generating); ~30% maintenance
»
$5-6 million for commission of IDC in Santa Clara
Positive cash flow
*Financial outlook is based on information current as of May 31, 2006, and is subject to risks and uncertainties as described in
SAVVIS’ Form 10-K filed with the U.S. Securities and Exchange Commission.
Financial Outlook*
Financial Outlook*

>> Thank You